UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported) December 15, 2003

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	38-0572515

(State or other jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of Principal Executive Offices)	(Zip Code)

     Registrant’s telephone number, including area code (313) 556-5000

SIGNATURES

ITEM 9. REGULATION FD DISCLOSURE

This is General Motors Corporation’s (GM) slide presentation that was presented at the 2003 GM Global Securities Analysts’ Conference in Detroit, Michigan on December 15, 2003.

Sales & Market Analysis Media Briefing Presenter: Paul Ballew, Executive Director, Market & Industry Analysis Date: December 15, 2003

In the presentation that follows and in related comments by General Motors management, our use of the words "expect," "anticipate," "project, " "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management. Safe Harbor

Economic and Industry Outlook

North American Business Overview Improving economic conditions, combined with new vehicle affordability at record levels, is providing key support to the industry sales outlook The economy expanded at a 19-year high in 2003:Q3 and other evidence supports the continuation of a broad-based recovery Consumer sentiment gained 4.1 points in November - reaching its highest level since May 2002 November marked the fourth consecutive month of job gains, and the unemployment rate dropped 0.5 of a point from its peak in June Productivity gains are clear indications of strong long-term growth As of November, manufacturing activity is at its highest level since 1983 according to the ISM Manufacturing Index Tax refunds and low interest rates expected to provide continued stimulus into 2004:H1

U.S. Economic Overview Average Real Growth At Annual Rate Mid-1999 to Mid-2000 4.9% 2nd Half of 2000 0.8% -0.8% 2001 Q4 2.7% 2002 Q1 5.0% Private Final Sales GDP 4.3% 1.7% 0.4% 3.1% 1.2% 2002 Q2 -0.5% 1.3% 2002 Q3 4.0% 3.5% 2002 Q4 1.4% 0.3% 2003 Q1 1.4% 2.8% 2001 Recession 2003 Q2 3.3% 3.3% 2003 Q3 8.2% 9.6%

Real Consumption Expenditures Quarterly Percentage Change at Annual Rate, Chained 1996$ In its preliminary estimate for 2003:Q3, real personal consumption expenditures increased at a 6.4% annualized rate - down slightly from the initial 6.6% estimate.

In November, nonfarm payroll employment grew by 57,000 jobs after gaining a revised 137,000 jobs in October (up from the 126,000 increase previously reported). Since July, the economy has gained 328,000 jobs. Nonfarm Payroll Employment Monthly Change, Thousands

Wages & Salaries versus Disposable Personal Income Year-Over-Year Percentage Change, Chained 1996$

Index of Consumer Sentiment Surveys of Consumers, University of Michigan

Long-term Trend of Brisk Growth and Increasing Affluence is Likely to Continue Consider the following:

Real Disposable Personal Income Per Household Chained 1996$ * Denotes 2003CY Forecast

% of New Houses Over 3000 Square Feet 88 0.11 89 0.12 90 0.13 91 0.13 92 0.13 93 0.13 94 0.13 95 0.13 96 0.14 97 0.15 98 0.16 99 0.17 0 0.18 1 0.2 2 0.19 Source: Census Bureau

% of Houses With No Telephone 1960 0.215 1970 0.13 1980 0.071 1990 0.052 2000 0.024 Source: Census Bureau

Possession of Personal Computers % of Households 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 1.05 1.47 3.38 5.21 7.16 9 11.02 13.08 15.09 17.15 20.5 23.2 29.16 31.33 33.62 38.91 44.07 50.04 57.17 63.54 68.38 70.3 71.99 72.75 74.17 75.18 76.45 77.05 77.74 78.43 79.1 79.78 80.43 81.1 81.79 Source: Euromonitor 2003

Possession of Televisions % of Households 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 89.85 90.31 90.79 91.25 91.73 92.21 92.63 93.13 93.59 94.1 94.46 95.12 95.38 96.15 96.16 97.29 97.31 97.35 97.31 98.77 99.07 99.34 99.17 99.28 99.46 99.46 99.49 99.61 99.65 99.68 99.78 99.86 98.05 98.49 97.96 97.34 96.81 96.64 95.93 Source: Euromonitor 2003

Personal Consumption Expenditures Share of Total Expenditures by Major Type of Product * Denotes 2003CYTD Average Through Q3

Vehicle Industry Update Industry sales volumes have moderately exceeded expectations Pricing pressures remain substantial - affordability remains at record levels Economic growth is a plus: Relieves cyclical pressures of last few years Provides support for long-term growth Industry is growing - especially in premium & prestige markets

U.S. Seasonally Adjusted Annual Rates

Vehicle Sales Comparison During Business Cycles Vehicle Sales During Business Cycle Peak = 100

Real New Vehicle Prices CPI New Vehicles/Total CPI Year-Over-Year Percentage Change

Indices of Selected CPI Expenditure Categories 1997 = 100

Average Vehicle Transaction Price - Industry (Consumer ATP less Cash Rebate)

U.S. Industry Mix Source: NAEZ Query

Where is the Industry Growing? Retail Registrations October CYTD Source: R.L. Polk Registrations

Retail Truck Mix 6 Month Moving Average Source: R.L Polk Registrations

Luxury Division Share of Retail Industry 6 Month Moving Average Source: R.L Polk Registrations

Luxury Market Total Sales Source: GMIA - NA EZQuery, CY 1993 - 2002; CYTD November 2003 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Car Truck Total

Luxury Nameplate Demographic Statistics

Luxury Divisional Share - Total

Luxury Divisional Share - Retail

Against this backdrop GM's Strategy Is Focused on Leveraging Improved Operational Competitiveness In a competitive environment must get the basics right Great product, world class quality, efficiency, costs, etc. Marketing focus is to first communicate our leadership & strengths - we are better than what some consumers assume ASIM & Test Drives are good examples of getting customers in our products... i.e. "Seats in Seats" Will remain competitive on pricing - however only one element of the strategy

Quality & Customer Satisfaction Quiz In J.D. Power's 2003 Initial Quality Survey, how many GM Divisions beat Toyota? ___ In terms of initial quality, how much has GM improved in the last 4 years? ____ In terms of initial quality, how many North American plants does GM have in the top 12? ___ Toyota? ___ In J.D. Power's Long-term Quality Study (VDS), who was the #1 ranked non-luxury brand? ___

Strategy Going Forward Leverage Strengths Trucks, Chevy, Cadillac, Hummer,etc. Support brands that are repositioning - Pontiac, Buick and Saturn Remain aggressive Continue to emphasize our operational improvements

GM MARKET SHARE 2003 TOTAL 2000 TOTAL Division Share of Industry * Share of Industry * Buick 2.0% 2.3% Cadillac 1.3% 1.1% Chevrolet 15.5% 14.7% GMC 3.3% 3.0% HUMMER 0.2% 0.0% Oldsmobile 0.7% 1.6% Isuzu 0.1% 0.0% Pontiac 2.8% 3.4% Saab 0.3% 0.2% Saturn 1.6% 1.5% GM TOTAL 27.8% 27.8% *Through November

Industry sales are at (somewhat above) expectations Mix remains luxury & truck bias Industry remains intensely competitive & will remain so for the foreseeable future Pricing pressures (not incentives) are substantial Manufacturers have been successful against this backdrop - the key is to get the basics right Key Metrics Remain: Mix & quality of share Conquest rate & share of key audiences Upper funnel & image measures Revenue per unit Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION

(Registrant)

Date: December 15, 2003	By:	/s/ PETER R. BIBLE.

(Peter R. Bible, Chief Accounting Officer)